UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 7, 2006
Date of Report (Date of earliest event reported)

MOBILEMAIL (US) INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51855	Not Applicable
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

Suite 5.15, 130 Shaftesbury Avenue
London, England	WLD 5EU
(Address of principal executive offices)	(Zip Code)

+44(0) 20 7031 1185
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[           ] Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)

[           ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[           ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[           ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

MobileMail (US) Inc. (the “Company”) advises that it has amended and restated its consolidated financial statements for the three months ended December 31, 2005 in order to increase the value attributed to the intellectual property acquired by the Company on November 30, 2005 pursuant to an agreement between the Company and MobileMail Inc., a principal shareholder of the Company, dated November 1, 2005. The Company issued 10,000,000 shares of its common stock to acquire the intellectual property. The Company had originally assigned a value to the intellectual property of $214,129, being the amount paid by MobileMail Inc. for the intellectual property. The Company has amended and restated its financial statements to assign a value of $2,500,000 to the intellectual property. This restated valuation is based on a price of $0.25 per share which is equal to the price at which the Company sold shares of its common stock to arms length parties concurrently with its acquisition of the intellectual property. The Company has amended its financial statements as follows in order to reflect the restatement:

  the Company’s unaudited financial statements for the three months ended December 31, 2005 have been amended and restated;

  the subsequent event note to the Company’s audited financial statements for the year ended September 30, 2005 has been amended; and

  the subsequent event note to the audited financial statements of Maxtor Holdings Inc. for the period ended July 31, 2005 has been amended

Each of the above amended financial statements is attached to this Current Report on Form 8-K as an exhibit.

Each of the above financial statements was originally included with the Company’s registration statement on Form SB-2 originally filed with the Securities and Exchange Commission (the “Commission”) on December 16, 2005, as subsequently amended. The Company anticipates filing a post-effective amendment to this registration statement in order to include the amended and restated financial statements included as exhibits to this Current Report on Form 8-K.

The board of directors concluded on April 7, 2006 that its unaudited financial statements for the three months ended December 31, 2005, the Company’s audited financial statements for the year ended September 30, 2005 and the audited financial statements of Maxtor Holdings Inc. for the period ended July 31, 2005 could not be relied upon because of an error in such financial statements as addressed in Accounting Principles Board Opinion No. 20. The board of directors was advised by its independent public accountant, Staley Okada & Partners, Chartered Accountants, on April 7, 2006 of their opinion that the correct method of valuation of the intellectual property acquired was to base the valuation upon the number of shares issued, being 10,000,000 shares, and the price at which the Company had concurrently issued shares to an arms length party, being $0.25 per share. Staley Okada & Partners further advised the board of directors that action should be taken to prevent future reliance upon the Company’s previously issued financial statements that referred to or were based upon the original method of valuation of the intellectual property. These financial statement included the financial statements that have been amended and restated by the Company and that are included as exhibits to this Current Report on Form 8-K. The board of directors accepted the advice of Staley Okada & Partners and has consequently amended and restated its financial statements in the manner described in this Current Report on Form 8-K.

The Company provided a copy of the disclosures that it has made in response to this Item 4.02 to Staley Okada & Partners, and requested that Staley Okada & Partners furnish to the Company as promptly as possible a letter addressed to the Commission stating whether or not Staley Okada & Partners agrees with the Company’s disclosures and, if not, stating the respects in which it does not agree. In response to this request, Staley Okada & Partners has provided its letter to the Commission confirming its agreement to the Company’s disclosures in response to this Item 4.02. A copy of the letter of Staley Okada & Partners is attached as an exhibit to this Current Report on Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Exhibits.

The following revised financial statements of the Company are included as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

7.1	Letter of Staley Okada & Partners, Chartered Accountants dated April 11, 2006

99.1

Audited financial statements of MobileMail (US) Inc. for the year ended September 30, 2005 comprised of the following:

  Report of Independent Registered Public Accounting Firm

  Consolidated Balance Sheets as at September 30, 2005 and 2004

  Consolidated Statements of Changes in Stockholders’ Deficiency for the period from September 30, 2003 to September 30, 2005

  Consolidated Statements of Operations for the years ended September 30, 2005 and 2004 and for the period from incorporation (August 21, 2003) to September 30, 2005

  Consolidated Statements of Cash Flows for the years ended September 30, 2005 and 2004 and for the periods from incorporation (August 21, 2003) to September 30, 2005

  Notes to Consolidated Financial Statements

3.

99.2

Unaudited financial statements of MobileMail (US) Inc. for the three months ended December 31, 2005 comprised of the following:

  Interim Consolidated Balance Sheets as at December 31, 2005 (unaudited) and September 30, 2005 (audited)

  Interim Consolidated Statements of Changes in Stockholders’ Deficiency for the period from incorporation (August 21, 2003) to December 31, 2005

  Interim Consolidated Statements of Operations for the three months ended December 31, 2005 and 2004 and for the period from incorporation (August 21, 2003) to December 31, 2005

  Interim Consolidated Statements of Cash Flows for the three months ended December 31, 2005 and 2004 and for the periods from incorporation (August 21, 2003) to December 31, 2005

  Notes to Interim Consolidated Financial Statements

99.3

Audited financial statements of Maxtor Holdings Inc. for the period ended July 31, 2005 comprised of the following:

  Report of Independent Registered Public Accounting Firm

  Audited Interim balance sheet as at July 31, 2005

  Audited Interim Statement of Changes in Stockholders’ Equity for the period from incorporation (April 1, 2005) to July 31, 2005

  Audited Interim Statement of Operations for the period from incorporation (April 1, 2005) to July 31, 2005

  Audited Interim Statement of Cash Flows for the period from incorporation (April 1, 2005) to July 31, 2005

  Notes to Interim Financial Statements

4.

SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILEMAIL (US) INC.

Date: April 11, 2006	By:	/s/ Gary Flint
Gary Flint
President and Chief Executive Officer

5.